Exhibit 99.1

                    TRANSGENOMIC ANNOUNCES MANAGEMENT CHANGE

OMAHA, Neb., April 3 /PRNewswire-FirstCall/ -- Transgenomic Inc. (Nasdaq: TBIO) today announced that Collin J. D'Silva has stepped down as Chief Executive Officer effective today. Mr. D'Silva will remain as the Chairman of the Board of Directors and will focus on managing strategic customer relationships and the evaluation of corporate strategic alternatives. The Company is actively engaged in the search for a permanent CEO.

Michael A. Summers, currently the Company's Chief Financial Officer, has assumed the additional duties of Chief Executive Officer on an interim basis until the search for a new Chief Executive Officer is completed. Mr. Summers joined Transgenomic in 2004. In addition to his financial duties, he has also been actively engaged in day-to-day operations.

Mr. Summers commented that "I am enthusiastic about the challenge of assuming leadership of the Company on an interim basis and will lead a smooth transition to a permanent CEO." In commenting on the search for a new CEO, D'Silva said, "We will add industry-specific management expertise helpful in driving our growing involvement in the diagnostic products and services markets."

About Transgenomic

Transgenomic is a global company that provides versatile and innovative products and services to the medical research and pharmaceutical markets. Transgenomic's WAVE(R) Systems are specifically designed for use in genetic variation detection. They have broad applicability to genetic research and molecular diagnostics. The emerging pursuit of personalized medicine is driving the ongoing need to detect new, uncharacterized mutations and genetic polymorphisms. The high analytical sensitivity of the WAVE System makes it a uniquely enabling technology for the advancement of personalized medicine. To date there have been over one thousand systems installed in over 30 countries around the world. In addition to the sale of systems and consumables Transgenomic provides services to pharmaceutical and biopharmaceutical companies in preclinical and clinical development of targeted therapeutics. For more information about the innovative genomics research tools developed and marketed by Transgenomic, please visit the company's Web site at www.transgenomic.com.

Transgenomic Cautionary Statements

Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

SOURCE  Transgenomic Inc.
    -0-                             04/03/2006
    /CONTACT: Mitchell L. Murphy of Transgenomic Inc., +1-402-452-5418, mmurphy@transgenomic.com/
    /Web site:  http://www.transgenomic.com /